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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

NCR CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which the transaction applies:

(2)	Aggregate number of securities to which the transaction applies:

(3)	Per unit price or other underlying value of the transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of the transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Source:  Telephone proxy voting script (1-800-690-6903)

Dates:    March 11, 2008 – April 23, 2008

Hello. Thank you for calling the automated proxy voting service. You must be calling from a touch-tone telephone to order to use this system and already have read the proxy statement and have made your voting decisions. Press one if you are calling from a touch-tone phone and have your proxy form in front of you.

Let’s begin. Please enter the 12-digit control number, which is labeled as such, or located in the box indicated by the arrow on your vote instruction form, followed by the pound sign.

[enter control number]

If you would like to vote as the Board recommends, press one. To vote on directors and proposals individually, press two.

[if press one]

Let me confirm; you have elected to vote as the Board recommends. If these elections are correct, press one; to change your vote, press two; to hear your vote again, press 3.

[if press two]

If you wish to vote for all nominees, press one. To withhold all nominees, press two. To withhold specific nominees, press three.

You have voted [for all nominees/to withhold from all nominees/to withhold individually]. If this is correct, press one. If this is not correct, press two.

Proposal voting. There is one proposal to vote on. We are ready to accept your votes for proposal 02. If you are voting for this proposal, press one. If you are voting against this proposal, press two. If you wish to abstain, press three.

You have completed proposal voting. Let me confirm. You have voted: Nominees [    ]; Proposal 02 [    ].

If these elections are correct, press one. To vote again, press two. To hear your vote again, press three.

One moment while I confirm your ballot. If this concludes your business, press one. If you would like to vote for another election, press two.

All of your votes have been recorded by the automated proxy voting service. Do not mail in your proxy card. Keep it as a record of your vote. Thank you for calling; this concludes your transaction.

Source:  Internet Voting Website and Notice and Access Website (www.proxyvote.com)

Dates:    March 11, 2008 – April 23, 2008

This is a secure internet site that will allow you to:

•	Submit your proxy voting instructions
•	View electronic versions of proxy voting materials
•	Sign up to receive future shareholder materials via email
•	Request proxy voting materials if you received a Notice of Internet Availability

It is easy to get started

Simply enter your 12 or 14 digit control number in the box below. This control number can be found in several places depending on the type of notification you received.

•	Vote Instruction Form and Proxy Card recipients can find the control number next to the label Control No. or in the box next to the arrow.
•	Email Notification recipients can find the control number next to the label Control Number.
•	Notice of Internet Availability of meeting materials. Your control number will be in the box with the arrow next to the words Control Number.

Enter your control number: [                        ]             [Submit]

NCR Corporation Annual Meeting

•	View our shareholder material by choosing the option below.
•	Vote by choosing the option below or vote by phone at 1-800-690-6903
•	Request material be sent to you by email or hardcopy at no charge by choosing the option below.

Vote Your Shares	Copy of Shareholder Material
[Vote]	[Request Copy]
Request email or paper delivery of the material listed and enroll for email or paper delivery going forward

View 2008 Shareholder Material

[Proxy Statement]

[Annual Report]

Learn more about Notice and Access

You may need Adobe Acrobat to view the documents listed above. To download Adobe Reader, click the address below

http://www.adobe.com/products/acrobat/readstep.html

NCR Corporation Annual Meeting

Vote Your Shares

Meeting Date: 04/23/2008 for holders as of 02/11/2008

CUSIP: 62886E-108

Your Control Number: [                    ]

As your vote is very important, we recommend that all voting instructions be received at least one business day prior to the voting cut-off time stated in the information circular. Scroll down for proxy instructions and voting.

To vote via telephone call 1-800-690-6903

The undersigned stockholder of NCR Corporation, a Maryland corporation (“NCR” or the “Company”), hereby appoints William Nuti, Peter Lieb and Anthony Massetti, and each of them, proxies, with the powers the undersigned would possess if personally present, and with full power of substitution, to vote all shares of common stock of NCR that the undersigned is entitled to vote at NCR’s Annual Meeting of Stockholders to be held in Dayton, Ohio, on April 23, 2008, and at any postponement or adjournment thereof, upon any matter that may properly come before the meeting, or any postponement or adjournment thereof, including the matters described in the accompanying proxy statement. This proxy also provides voting instructions to the trustee of the NCR Savings Plan and to the trustees and administrators of other plans, with regard to shares of NCR common stock the undersigned may hold under such plans for which the undersigned is entitled to vote at said meeting to the extent permitted by such plans and their trustees and administrators. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Stockholders and of the accompanying Proxy Statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to such meeting.

Proxy Ballot:

Directors’ Recommendations:

Choose this if you would like to vote your shares following directors’ recommendations.

See below or refer to the proxy statement for the detailed recommendations. Please read them carefully.

[Vote]

01. Director(s):

Directors recommend a vote FOR election of the following:

(1) Mark P. Frissora             (2) C.K. Prahalad

(  ) For all nominees (  ) Withhold all nominees (  ) For all EXCEPT those selected below:

O	MARK P. FRISSORA
O	C.K. PRAHALAD

02.	RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2008:

Directors Recommend : FOR

O For O Against O Abstain

[Vote my shares as per the above selections]

Click to see: “Letter to our clients regarding voting authority”

Vote Verification

Proxy Final Submission. Please check all of the information below for accuracy. See instructions below and click on the Final Submission button.

[Final Submission]

Proxy Ballot:

01. DIRECTORS:

You Voted: [For/Withhold]

Proposal(s):

02.	RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS FOR 2008.

You Voted: [For/Against/Abstain]

If all of the above information is correct and to vote your proxy, click on the Final Submission button below. If any of the above information is incorrect, return to the Proxy Ballot form by using the Back button.

If you would like to receive an electronic confirmation when this vote is recorded, enter your e-mail address here: [                                    ]

[Final Submission]

Thank you for voting

Click here to view your record of your vote instruction.

Click Here to Sign Up for Electronic Delivery!

Receive the benefits of e-mail notification of voting instructions and shareholder communications today!

•	Immediate availability of shareholder communications
•	Fewer bulky postal mailings that fill your mailbox
•	Better for the environment
•	Automatic postal mail forwarding if you change your e-mail address and fail to notify us
•	It’s free and your choice to opt-in or opt-out at any time
•	Your email address is safe and will never be used without your consent (Read our Privacy Statement)

To receive future shareholder communications electronically, we require your permission. Participation is completely your choice.

In the future, when, and if, material is available electronically, we will send you an e-mail which will contain information that will point you to an Internet location where the material is available, along with a link to ProxyVote.com (when applicable) to submit your voting instructions. We hope you will give this option your serious consideration.

[Enroll in Electronic Delivery]                         [Enter your next control number]